UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2015

Carter Validus Mission Critical REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 17, 2015, Carter Validus Mission Critical REIT II, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders voted on the following proposal:

Proposal 1. To elect five directors to the board of directors of the Company to hold office until the 2016 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualifies. Each of the five nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Withheld	Abstentions and Broker Non-Votes
David Brightwell	11,597,679.908	135,914.653	—
John E. Carter	11,583,932.999	149,661.562	—
Randall Greene	11,595,172.990	138,421.571	—
Jonathan Kuchin	11,576,753.129	156,841.432	—
Ronald Rayevich	11,583,246.211	150,348.350	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT II, Inc.

Dated: July 17, 2015	By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer